UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

MDwerks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56299	33-1095411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Walnut Street, Suite 20125 Green Cove Springs, FL	32043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 501-0019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on Form 8-K, filed with the Securities and Exchange Commission on January 25, 2023, MDwerks, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”), dated as of January 19, 2023, by and between the Company, RF Specialties LLC (“RFS”) and Keith A. Mort as the sole member of RFS (the “Member”). Each of RFS, the Member and the Company may be referred to herein collectively as the “Parties” and separately as a “Party.”

Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire from Mr. Mort, and Mr. Mort agreed to sell to the Company, 100% of the equity interests and membership interests of RFS, in exchange for the issuance by the Company to Mr. Mort of 7,500,000 shares of the Company’s common stock (the “Exchange”). Whereby, immediately following the closing of the Exchange, RFS will become a wholly owned subsidiary of the Company.

On December 20, 2023, the Parties entered into an Amendment No. 1 to the Exchange Agreement (the “Amendment”) changing the following provisions of the Exchange Agreement:

●	Termination Date

The date on which the Exchange must take place, or the Exchange Agreement will be terminated has been amended from May 31, 2023, to February 1, 2024.

●	Removal of a Condition to the Closing

The following provision, Section 6.01(f) of the Exchange Agreement, has been altogether removed:

“Tradition Reserve I LLC, the majority shareholder of the Company as of the Effective Date (“Tradition”) shall have completed the distribution of the Equity Securities of the Company held by Tradition to the members of Tradition, as determined by Tradition.”

Other than the changes made in the Amendment, the Exchange Agreement remains in full force and effect.

The foregoing description of the Amendment No. 1 to the Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Amendment No. 1 to the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1, dated as of December 20, 2023, to the Exchange Agreement by and among the registrant, RF Specialties LLC and Keith A. Mort, dated January 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDwerks, Inc.

Date: December 27, 2023	By:	/s/ Steven C. Laker
	Name:	Steven C. Laker
	Title:	Chief Executive Officer